UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2019

____________________________

AVID BIOSERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32839	95-3698422
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2642 Michelle Drive, Suite 200, Tustin, California 92780

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (714) 508-6100

_______________________________________________________________

(Former name or former address, if changed since last report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CDMO	The NASDAQ Stock Market LLC
10.50% Series E Convertible Preferred Stock, $0.001 par value per share	CDMOP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On October 9, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Avid Bioservices, Inc. (the “Company”), the stockholders of the Company approved an amendment (the “Amendment”) to the Company’s 2010 Employee Stock Purchase Plan to extend its term for an additional five years to October 21, 2025 and to change the commencement dates of the offering periods from May 1 and November 1 of each year, to January 1 and July 1 of each year (as so amended, the “Amended ESPP”).

The Amendment previously had been approved by the Compensation Committee of the Company’s Board of Directors on July 23, 2019, subject to stockholder approval. The Amendment became effective immediately upon stockholder approval at the Annual Meeting.

Persons eligible to participate in the Amended ESPP will continue to include all eligible employees and officers of the Company and its subsidiaries.

This summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit A to the Company’s Definitive Proxy Statement for its 2019 Annual Stockholders Meeting filed with the Securities and Exchange Commission on August 21, 2019 and incorporated herein by this reference. In addition, a more detailed summary of the Amended ESPP can be found in such Definitive Proxy Statement, which is incorporated herein by this reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, of the 56,237,674 shares of the Company’s common stock outstanding (as of the record date of August 14, 2019) and entitled to vote, 44,551,769 shares were present in-person or represented by proxy, representing 79% of the total outstanding shares entitled to vote. The final voting results of each proposal voted on at the Annual Meeting are set forth below. For more information about the proposals set forth below, please refer to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on August 21, 2019.

Proposal No. 1: Election of Directors

The Company’s stockholders elected each of the six nominees named below to serve on the Company’s Board of Directors until the Company’s 2020 Annual Meeting of Stockholders. The votes were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark R. Bamforth	22,713,691	539,899	21,298,179
Joseph Carleone, Ph.D.	22,936,917	316,673	21,298,179
Richard B. Hancock	23,096,352	157,238	21,298,179
Catherine Mackey, Ph.D.	22,963,616	289,974	21,298,179
Gregory P. Sargen	22,899,118	354,472	21,298,179
Patrick D. Walsh	22,622,695	630,895	21,298,179

Proposal No. 2: Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2020. The votes were as follows:

Votes For	Votes Against	Abstain
44,273,257	228,313	50,199

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Proposal No. 3: To Approve, On an Advisory Basis, the Compensation of the Named Executive Officers

The Company’s stockholders approved, on an advisory basis, a non-binding resolution approving the compensation of the named executive officers as disclosed in the Company’s Definitive Proxy Statement for its 2019 Annual Meeting of Stockholders. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,298,828	713,267	241,495	21,298,179

Proposal No. 4: To Approve an Amendment to the Company’s 2010 Employee Stock Purchase Plan

The Company’s stockholders approved an amendment to the Company’s 2010 Employee Stock Purchase Plan to extend its term for an additional five years to October 21, 2025 and to change the commencement dates of the offering periods from May 1 and November 1 of each year, to January 1 and July 1 of each year. The votes were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
22,667,196	435,444	150,950	21,298,179

Item 8.01	Other Events.

On October 9, 2019, the Company issued a press release announcing the appointment of Richard (Rich) Richieri as the Company’s Chief Operations Officer effective October 9, 2019. In this role, Mr. Richieri will oversee Process Development, Clinical and Commercial Manufacturing, Technical Support and Facilities. A copy of the press release is filed hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

99.1          Press Release issued October 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID BIOSERVICES, INC.

Date: October 9, 2019	By: /s/ Daniel R. Hart
Daniel R. Hart
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued October 9, 2019

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